CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investment securities available-for-sale, cost	$ 1,421,490	$ 904,546
Investment securities held-to-maturity, market value	$ 2,893	$ 18,066
Common stock, no par value	$ 0	$ 0
Common stock, Authorized	160,000,000	160,000,000
Common stock, Issued	68,730,731	68,730,731
Treasury stock, shares	10,463,677	10,665,754